SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549

                            FORM 8-K


                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): August 19, 1997



                         AUDIOVOX CORPORATION
     (Exact name of registrant as specified in its charter)



         DELAWARE                1-9532          13-1964841
(State or other jurisdiction  (Commission     (IRS Employer
 of Incorporation or           File Number)    Identification
 organization)                                      Number)



150   Marcus   Boulevard,  Hauppauge,  New  York            11788
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(516) 231-7750



                             NONE
(Former name, former address and former fiscal year, if changed since last report)

Item 5.    Other Events

A.    Ninth Amendment to the Second Amended and Restated Credit

      Agreement

       Effective  August 19, 1997, the Company executed  a  Ninth

Amendment  to  the Company's Second Amended and  Restated  Credit

Agreement (the "Amendment").

       The  Amendment,  among  other things,  (I)  increases  the aggregate  amount  of the lenders commitments  under  the  Credit

Agreement  to  $95,000,000; (ii) extends the term of  the  Credit

Agreement  to  February  28,  2000;  and,  (iii)  decreases   the

applicble margin on base rate and eurodollar loans.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of  1934, the Company has duly caused this report to be signed on it behalf by the undersigned hereunto duly authorized.

                                   AUDIOVOX CORPORATION


Dated:  September 4, 1997             By:    s/Charles M. Stoehr
                                      Charles M. Stoehr
                                      Senior Vice President and
                                        Chief Financial Officer

                          EXHIBIT INDEX


Exhibit                       Description

   1                          Ninth Amendment to the Audiovox
                              Corporation Second Amended and
                              Restated Credit Agreement

                                                   CONFORMED COPY

          NINTH AMENDMENT, dated as of August 19, 1997 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of May 5, 1995 (as amended pursuant to the First Amendment thereto dated as of December 22, 1995, the Second Amendment thereto dated as of February 9, 1996, the Third Amendment thereto dated as of May 13, 1996, the Fourth Amendment and Consent thereto, dated as of July 29, 1996, the Fifth Amendment thereto dated as of September 10, 1996, the Sixth Amendment thereto dated as of November 27, 1996, the Seventh Amendment and Waiver thereto dated as of February 5, 1997, the Eighth Amendment thereto dated as of March 7, 1997 and this Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among AUDIOVOX CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").


                     W I T N E S S E T H :


          WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

          WHEREAS, the Borrower has requested that the Lenders increase the aggregate amount of the Commitments under the Credit
Agreement to $95,000,000 and to amend certain terms in the Credit
Agreement in the manner provided for herein; and

          WHEREAS, the Agent and the Lenders are willing to agree to increase the aggregate amount of the Commitments under the Credit Agreement to $95,000,000 and are willing to agree to the requested amendments;

          NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

               Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein
(and in the recitals hereto) as defined terms are so used as so defined.

               Assignment and Transfer; Increase in Commitments; Amendment to Schedule 1.1; Joinder of Lenders. (a) Effective upon receipt by the Transferor Lenders of the amounts described in paragraph (b) below, each of European American Bank, Fleet Bank, N.A., BankBoston, The CIT Group/Business Credit, Inc., and The Chase Manhattan Bank (collectively, the "Transferor Lenders") hereby irrevocably sells, assigns and transfers to European American Bank, Fleet Bank, N.A., BankBoston, The CIT Group/Business Credit, Inc., Mellon Bank, N.A. and The Chase Manhattan Bank (collectively, the "Purchasing Lenders") all of such Transferor Lender's Commitments and presently outstanding Loans and other amounts owing to such Transferor Lender under the Credit Agreement and the Notes, together with all instruments, documents and collateral security pertaining thereto, such that after giving effect to such sale, assignment and transfer, the Commitments and the Commitment Percentages of the Transferor Lenders and the Purchasing Lenders shall be as set forth on
Schedule I hereto.

            The Borrower, the Lenders and the Agent hereby acknowledge and agree that from and after the Ninth Amendment Effective Date and in accordance with subsection 12.6(c) of the Credit Agreement, Mellon Bank, N.A. shall be a Lender party to the Credit Agreement for all purposes and shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof.

            In connection with the foregoing assignments and transfers and subject to the terms and conditions hereof, the Borrower, the Lenders and the Agent hereby agree that the Commitments of the Lenders shall be increased, on and as of the Ninth Amendment Effective Date and subject to the terms and conditions hereof and of the Credit Agreement, to $95,000,000 and, in order to effect such increase in the Commitments, the Borrower, the Lenders and the Agent hereby agree that Schedule
1.1 to the Credit Agreement shall be amended by deleting such
Schedule in its entirety and substituting in lieu thereof a new Schedule to read in its entirety as set forth in Exhibit A hereto.

            All principal payments that would otherwise be payable from and after the Ninth Amendment Effective Date to or for the account of the Transferor Lenders and the Purchasing Lenders pursuant to the Credit Agreement and the Notes shall, instead, be payable to or for the account of the Transferor Lenders and the Purchasing Lenders in accordance with their respective interests as reflected in Schedule I hereto.

            All interest, fees and other amounts that would otherwise accrue for the account of the Transferor Lenders and the Purchasing Lenders from and after the Ninth Amendment Effective Date shall, instead, accrue for the account of, and be payable to, the Transferor Lenders and the Purchasing Lenders in accordance with their respective interests as reflected in
Schedule I hereto; provided, however, that all interest, fees and other amounts accrued prior and up to the Ninth Amendment Effective Date shall accrue in accordance with the Commitment Percentages of the Lenders as in effect immediately prior to the Ninth Amendment Effective Date.

            The Lenders hereby confirm and agree that, from and after the Ninth Amendment Effective Date, all participation of the Lenders in respect of Letters of Credit pursuant to subsection 3.4(a) and Acceptances pursuant to subsection 4.4(a) shall be based upon the Commitment Percentages of the Lenders as reflected in Schedule I hereto.

            Each of the Transferor Lenders and Purchasing Lenders agrees that, at any time and from time to time upon the written request of any other Transferor Lender or Purchasing Lender, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the sale, assignment and transfer set forth in this Section 2.

               Amendment of Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended as follows:

               by deleting in its entirety the definition of "Acceptance Rate" contained therein and substituting in lieu thereof the following new definition in the proper alphabetical order:

                    "Acceptance Rate": the rate per annum equal to the Applicable Margin then in effect for Eurodollar Loans plus the discount rate, as determined from time to time by the Accepting Bank, in its sole and absolute discretion, as generally available as the discount rate to other customers of the Accepting Bank for bankers' acceptances for up to and including 90-day tenor.

               by adding a proviso at the end of the first sentence of the definition of "Affiliate" to read in its entirety as follows:

               , provided that CellStar shall not be an Affiliate of the Borrower or any of its Subsidiaries for purposes of this Agreement by deleting in its entirety the definition of "Applicable Margin" contained therein and substituting in lieu thereof the following new definition in the proper alphabetical order:

                    "Applicable Margin": with respect to any Base Rate Loan, 0.0% and with respect to any Eurodollar Loan, 1.00%; provided that the Applicable Margin for Base Rate Loans and Eurodollar Loans shall be adjusted as necessary on each Adjustment Date to be equal to the Applicable Margin set forth below opposite the range of Consolidated Pre-Tax Income within which the Consolidated Pre-Tax Income for the period of four consecutive fiscal quarters ending on the last day of the period covered by the financial statements relating to such Adjustment Date falls:


       Consolidated Pre-Tax Income         Applicable Margin
                  Range
     Greater than or equal to         Base Rate Loan:     0.00%
       $15,000,000                    Eurodollar Loan:    1.00%
     Greater than or equal to         Base Rate Loan:     0.00%
       $10,000,000 but less than      Eurodollar Loan:    1.50%
       $15,000,000
     Greater than or equal to         Base Rate Loan:     0.00%
       $5,000,000 but less than       Eurodollar Loan:    1.75%
       $10,000,000
     Less than $5,000,000             Base Rate Loan:     0.25%
                                      Eurodollar Loan:    2.00%

               provided, however, that if on any Adjustment Date an Event of Default shall have occurred and be continuing, no adjustment of the Applicable Margin shall be made on such Adjustment Date which decreases the Applicable Margin then in effect and any such decrease shall not be effective unless and until such Event of Default is cured or waived on or prior to the next succeeding Adjustment Date and (c) in the event that the financial statements required to be delivered pursuant to subsection 8.1(a) or 8.1(b), as applicable, and the related compliance certificate required pursuant to subsection 8.2(b), are not delivered when due, then if such financial statements are delivered after the date such financial statements were required to be delivered and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements, then the Applicable Margin during the period from the date upon which such financial statements were required to be delivered until two Business Days following the date upon which they actually are delivered shall be the Applicable Margin as so increased.

               by deleting in its entirety clause (b)(ii) of the definition of "Borrowing Base" contained therein and substituting in lieu thereof the following new clause:

               (ii) $20,000,000 (or, in the case of any such date
          of determination during the months of August,
          September, October and November of any year,
          $25,000,000)

               by deleting in its entirety the parenthetical in the definition of "Commitment Percentage" contained therein and substituting in lieu thereof the following:

               (or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate amount of such Lender's Aggregate Outstanding Extensions of Credit then outstanding constitutes of the aggregate amount of the Aggregate Outstanding Extensions of Credit of all the Lenders then outstanding)

               by deleting in its entirety the last sentence of the definition of "Consolidated Pre-Tax Income" contained therein and substituting in lieu thereof the following new sentence:

               For purposes of this Agreement, Consolidated Pre-Tax Income shall not (other than for purposes of determining the Applicable Margin) include the effects of any conversion of any Subordinated Debentures into common stock of the Borrower or of any gains or losses from the sale of the Capital Stock of CellStar or any other extraordinary gains.

               (i) by deleting in its entirety paragraph (m) of the definition of "Eligible Accounts" contained therein and substituting in lieu thereof the following new paragraph:

               (m) which are (i) with respect to Accounts owed to the Borrower or any Domestic Subsidiary, denominated in Dollars and payable only in Dollars and only in the United States of America or denominated in any other currency which is covered by a Foreign Exchange Contract and is otherwise acceptable to the Agent and
          (ii) with respect to Accounts owed to the Canadian Subsidiary, are denominated in Dollars or Canadian dollars and payable only in Dollars or Canadian dollars and only in the United States of America or Canada;

          (ii) by inserting into the definition of "Eligible
     Accounts" contained therein the following paragraph as paragraph (t) and reordering the existing paragraph (t) as paragraph (u):

               (t) which are owed by Account Debtors (i) which are organized under the laws of the United States of America or a State thereof or under the laws of Canada or a Province thereof, (ii) the Capital Stock of which is traded on the New York Stock Exchange or any other exchange and which has a market capitalization of at least $1,000,000,000, (iii) at least 20% of the outstanding Capital Stock of which is owned by one or more of the Bell operating companies or (iv) which are otherwise acceptable to the Agent, provided that the aggregate amount of Eligible Accounts of Account Debtors described in clause (ii) and (iii) above (and which do not qualify pursuant to clause (i) above) shall not exceed $15,000,000 at any time; and

               by deleting in its entirety the definition of "Net
     Worth Adjustment Amount" contained therein and substituting in lieu thereof the following new definition in the proper alphabetical order:

                    "Net Worth Base Amount": (a) at any time prior to February 28, 1998, $170,000,000, (b) at any time on or after February 28, 1998 but prior to February 28, 1999, $172,500,000 and (c) at any time thereafter, $175,000,000.

               by deleting in its entirety the definition of "Standby L/C Commitment" contained therein and substituting in lieu thereof the following new definition in the proper alphabetical order:

                    "Standby L/C Commitment":  $12,000,000.

               by deleting in its entirety the definition of "Termination Date" contained therein and substituting in lieu thereof the following new definition in the proper alphabetical order:

               "Termination Date":  February 28, 2000.

               by adding the following new definitions in the proper alphabetical order:

               "Ninth Amendment Effective Date":  August 19,
     1997.

                    "Wholly Owned Foreign Subsidiary": as to any Person, any Material Foreign Subsidiary of such Person of which such Person owns, directly or indirectly, all of the Capital Stock of such Material Foreign Subsidiary other than directors qualifying shares or shares held by nominees.


               Amendment of Subsection 3.1. Subsection 3.1 of the Credit Agreement is hereby amended by (a) deleting the parentheticals in paragraph (e) thereof and substituting in lieu thereof the following new parenthetical: (including any Existing Letter of Credit which is a Trade Letter of Credit); and (b) by deleting the words "after giving effect to such extension or amendment, the Standby L/C Obligations would not exceed the Standby L/C Commitment and (ii)" appearing therein.

               Amendment of Subsection 5.1. Subsection 5.1 of the Credit Agreement is hereby amended by deleting the last sentence thereof and substituting in lieu thereof the following:

     Any such reduction shall be in an amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently pro rata in accordance with subsection
     5.11 the amount of the Commitments then in effect.

               Amendment of Subsection 5.2. Subsection 5.2 of the Credit Agreement is hereby amended by deleting the last sentence thereof and substituting in lieu thereof the following:

     Partial prepayments shall be, in the case of Eurodollar Loans, in an aggregate principal amount of $1,000,000 or a whole multiple thereof, and in the case of Base Rate Loans, in an aggregate principal amount of $500,000 or a whole multiple thereof.

               Amendment of Subsection 5.4. Subsection 5.4 of the Credit Agreement is hereby amended as follows:

               by deleting "," in the seventh line of paragraph
     (a) thereof and substituting in lieu thereof the following:

               equal to, with respect to the portion of the Available Commitments which, together with the Aggregate Outstanding Extensions of Credit of the Lenders, does not exceed the Borrowing Base then in effect, 0.25% and, with respect to the remaining portion of the Available Commitments, 0.125%. Such commitment fees shall be

               (i)  by deleting the reference to the amount
     "$36,000" in paragraph (c) thereof and substituting in lieu thereof the reference to the amount "$50,000" and (ii) by deleting the term "Closing Date" in each place that it appears in paragraph (c) thereof and substituting in lieu thereof the term "Ninth Amendment Effective Date".

               Amendment of Subsection 5.9. Subsection 5.9 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection:

          5.9 Minimum Amounts of Tranches. All borrowings, conversions, payments, prepayments and selection of Interest Periods hereunder in respect of the Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of any one Eurodollar Tranche shall not be less than $1,500,000.

               Amendment of Subsection 5.14. Subsection 5.14 of the Credit Agreement is hereby amended by inserting in the fourth line of the last paragraph of paragraph (a) thereof, after the word "Loans" and before the word "or", the following:

     or issuing or participating in Letters of Credit or creating or participating in Acceptances

               Amendment of Subsection 5.16. Subsection 5.16 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection:

          5.16 Foreign Exchange Contracts. The Borrower may enter into foreign exchange contracts ("Foreign Exchange Contracts") which are acceptable in form and substance to the Agent and which are designed to limit the risk and/or exposure of the Borrower to fluctuations in currency exchange rates in the ordinary course of business; provided that the Borrower may only enter into Foreign Exchange Contracts with a Lender or an Affiliate of any Lender; and provided, further, that (a) the Borrower may not in any event enter into Foreign Exchange Contracts for speculative purposes; and (b) the aggregate face or notional amount of all such Foreign Exchange Contracts shall at no time exceed $50,000,000 and the Borrower shall at no time be obligated or have the right to (i) purchase an aggregate amount of the relevant foreign currency greater than the relevant foreign currency equivalent of $50,000,000 or (ii) receive payments with respect to fluctuations in the relevant foreign currency to Dollar exchange rate in respect of an aggregate Dollar amount in excess of $50,000,000. The Borrower and the relevant Lender each agrees to promptly provide to the Agent a copy of any Foreign Exchange Contract to which it may be a party. The Agent shall determine the liabilities (the "Foreign Exchange Liabilities") of the Borrower under all outstanding Foreign Exchange Contracts on a "mark to market" basis at least once during each month and at such other times as the Agent shall determine in its discretion. The Agent shall upon request notify the Borrower and the Lenders of any determination made by it pursuant to the immediately preceding sentence.

               Amendment of Subsection 8.7. Subsection 8.7 of the Credit Agreement is hereby amended by deleting Subsection 8.7 in its entirety and substituting in lieu thereof the following:

          8.7 New Subsidiaries. Within 30 days after the creation of any direct or indirect Domestic Subsidiary or any Subsidiary which is a Wholly Owned Foreign Subsidiary or within 30 days after any Subsidiary becomes a Wholly Owned Foreign Subsidiary after the date hereof, at its own cost and expense, (a) in the case of a Domestic Subsidiary, cause such Subsidiary to grant a security interest in its assets (to the same extent that it would grant such a security interest if it were a party to the Subsidiaries Security Agreement) to the Collateral Agent, for the benefit of the Lenders, as collateral security for the Obligations (as defined in the Subsidiaries Guarantee) and to guarantee such Obligations, in each case pursuant to security documents which are in form and substance reasonably satisfactory to the Collateral Agent and (b) in the case of any Wholly Owned Foreign Subsidiary, (i) cause such Wholly Owned Foreign Subsidiary to grant a security interest in its assets (to the same extent that it would grant such a security interest if it were a party to the Subsidiaries Security Agreement) to the Collateral Agent, for the benefit of the Lenders, as collateral security for the Obligations (as defined in the Subsidiaries Guarantee) and to guarantee such Obligations, in each case pursuant to security documents which are in form and substance reasonably satisfactory to the Collateral Agent or (ii) pledge the stock of such Wholly Owned Foreign Subsidiary or provide such other collateral security as shall be satisfactory to the Collateral Agent and pursuant to such documents as shall be in form and substance reasonably satisfactory to the Collateral Agent. Schedule
     6.15 shall be deemed to be amended to include any Subsidiary created after the date hereof, provided that the terms and provisions of this subsection 8.7, subsection 9.9 and any other applicable subsections of this Agreement are complied with in connection with the creation of any such Subsidiary.

               Amendment of Subsection 8.9. Subsection 8.9 of the Credit Agreement is hereby amended by deleting the reference to the amount "$500,000" in the third line of paragraph (c) thereof and substituting in lieu thereof a reference to the amount "$1,000,000".

               Amendment of Subsection 9.1. Subsection 9.1 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          9.1  Financial Condition Covenants.

          (a) Maintenance of Pre-Tax Income. Permit (i) Consolidated Pre-Tax Income for (A) the period of two consecutive fiscal quarters ending May 31, 1997, May 31, 1998 or May 31, 1999 to be less than $1,500,000, (B) the period of two consecutive fiscal quarters ending November 30, 1997, November 30, 1998 or November 30, 1999, to be less than $2,500,000 or (C) any fiscal year to be less than $4,000,000, (ii) a Consolidated Pre-Tax Loss to occur in any two consecutive fiscal quarters or (iii) a Consolidated Pre-Tax Loss in excess of $1,000,000 to occur in any fiscal quarter.

          (b)  Maintenance of Consolidated Adjusted Net Worth.
     Permit Consolidated Adjusted Net Worth to be less than (i) the Net Worth Base Amount at such time minus (ii) the aggregate purchase price of all Capital Stock of the Borrower purchased pursuant to the Stock Repurchase Program.

          (c)  Total Liabilities to Consolidated Net Worth Ratio.
     Permit the ratio of Consolidated Total Liabilities to Consolidated Net Worth at the end of any fiscal quarter to be greater than 2.0 to 1.

               Amendment of Subsection 9.2. Subsection 9.2 of the Credit Agreement is hereby amended as follows:

          (i) by deleting the reference to the amount
"$5,000,000" in the last line of paragraph (c) thereof and substituting in lieu thereof a reference to the amount
"$15,000,000";

          (ii) by deleting clause (e) thereof in its entirety and substituting in lieu thereof the following new clause:

                    (e)  Indebtedness of the Borrower under the
          Subordinated Debenture Indenture and the Subordinated
          Debentures in an aggregate amount not exceeding
          $2,270,000 at any time;

          (iii) by deleting clause (h) thereof in its entirety and substituting in lieu thereof, "(h) [INTENTIONALLY OMITTED]";
and

          (iv) by deleting the reference to the amount "$500,000" in the second line of clause (i) thereof and substituting in lieu thereof a reference to the amount "1,000,000".

               Amendment of Subsection 9.6. Subsection 9.6 of the Credit Agreement is hereby amended by deleting the reference to the amount "$500,000" in the third line of paragraph (f) thereof and substituting in lieu thereof a reference to the amount "$1,000,000".

               Amendment of Subsection 9.7. Subsection 9.7 of the Credit Agreement is hereby amended by adding the following at the end of such subsection:

     , except that the Borrower may repurchase shares of its Capital Stock with an aggregate purchase price not to exceed
     $10,000,000 (the "Stock Repurchase Program")

               Amendment of Subsection 9.8. Subsection 9.8 of the Credit Agreement is hereby amended (i) by deleting the reference to the amount "$3,000,000" in the last line thereof and substituting in lieu thereof a reference to the amount
"$4,000,000" and (ii) by inserting at the end of such subsection the following:

     (excluding obligations of the Borrower in respect of the new Wireless facility which shall not exceed, in the aggregate, $5,500,000, it being understood that to the extent the Borrower's obligations in respect of the new Wireless facility exceed $5,500,000, such excess amount shall be included for determining compliance with this covenant)

               Amendment of Subsection 9.9. Subsection 9.9 of the Credit Agreement is hereby amended by deleting the reference to the amount "$1,250,000" in the sixth line of paragraph (f) thereof and substituting in lieu thereof a reference to the amount "$5,000,000".

               Amendment of Subsection 9.10. Subsection 9.10 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection:

          9.10  Limitation on Payments on the Talk Note and other
     Subordinated Indebtedness. Make any optional prepayment, optional redemption, optional defeasance or optional purchase of the principal of the Talk Note or any other
     Indebtedness permitted under subsection 9.2(g).

               Amendment of Subsection 9.11. Subsection 9.11 of the Credit Agreement is hereby amended by inserting at the end of subsection 9.11 the following:

     or any other Indebtedness permitted under subsection 9.2(g)

               Amendment of Subsection 12.2. Subsection 12.2 of the Credit Agreement is hereby amended by inserting below the notice address of the Borrower the following:

     With a copy to:     Levy & Stopol
                         Counselors at Law
                         One Pennsylvania Plaza
                         49th Floor
                         New York, New York 10119-0165
                         Attention:  Robert Levy
                         Telecopy:  (212) 465-1278
                         Telephone:  (212) 279-7007

               General Amendment. All references to the "Chemical Rate" and "Chemical Rate Loans" in the Credit Agreement and other Loan Documents are hereby amended to be references to the "Base Rate" and "Base Rate Loans", respectively. All references to the Agent in Section 11 shall include Chase in its capacity as Collateral Agent.

               Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 6 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date. The Borrower hereby represents and warrants that no Loans are outstanding as of the Ninth Amendment Effective Date.

               Effectiveness. This Amendment shall become effective as of the date first written above upon (a) receipt by the Agent of counterparts of this Amendment duly executed by the Borrower and the Required Lenders and (b) the making of all payments provided in Section 2(b).

               Continuing Effect; No Other Amendments. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendment provided for herein is limited to the specific subsection of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Agent's or the Lenders' willingness to consent to any action requiring consent under or to waive or amend, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

               Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

               Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

               GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                              AUDIOVOX CORPORATION


                              By: /s/  Charles M. Stoehr
                                  Title: Senior Vice President



                              THE CHASE MANHATTAN BANK,
                                 as Agent and as a Lender


                              By: /s/  Roland Briscoll
                                  Title:  Vice President



                              FLEET BANK, N.A., as a Lender


                              By: /s/  Steven J. Melicharek
                                  Title: Senior Vice President



                              BANKBOSTON, as a Lender


                              By: /s/  Michael J. McDermott
                                  Title:  Director



                              EUROPEAN AMERICAN BANK,
                                as a Lender


                              By: /s/  Stuart N. Berman
                                  Title: Vice President

                              THE CIT GROUP/BUSINESS CREDIT, INC.
                                as a Lender


                              By:  /s/ Karen Hoffman
                                   Title:  Assistant Vice
                              President


                              MELLON BANK, N.A., as a Lender


                              By: /s/ Morris Danon
                                  Title:  Senior Vice President

                  ACKNOWLEDGEMENT AND CONSENT

          Each of the undersigned corporations (i) as a guarantor under that certain Amended and Restated Subsidiaries Guarantee, dated as of March 15, 1994 (the "Guarantee"), made by each of such corporations in favor of the Collateral Agent and (ii) as a grantor under that certain Amended and Restated Security Agreement, dated as of March 15, 1994 (the "Security Agreement"), made by each of such corporations in favor of the Collateral Agent, confirms and agrees that the Guarantee and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and the Guarantee and the Security Agreement and all of the Subsidiaries Collateral (as defined in the Security Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) and the Secured Obligations (as defined in the Security Agreement), as the case may be, pursuant to the terms of the Guarantee or the Security Agreement, as the case may be. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Amendment to which this Acknowledgement and Consent is attached.


QUINTEX COMMUNICATIONS CORP.


By: /s/  Charles M. Stoehr
     Title: Vice President



QUINTEX MOBILE COMMUNICATIONS
CORP.


By: /s/  Charles M. Stoehr
     Title: Vice President



HERMES TELECOMMUNICATIONS INC.


By: /s/  Charles M. Stoehr
     Title:
Secretary/Treasurer



LENEX CORPORATION


By: /s/  Charles M. Stoehr
     Title:
Secretary/Treasurer


AMERICA RADIO CORP.


By: /s/  Charles M. Stoehr
     Title:  Vice President




AUDIOVOX INTERNATIONAL CORP.


By: /s/  Charles M. Stoehr
     Title:  Senior Vice
President



AUDIOVOX HOLDING CORP.



By: /s/  Chris Lazarides
     Title:  President

AUDIOVOX CANADA LIMITED


By: /s/  Charles M. Stoehr
     Title:  Vice President


AUDIOVOX ASIA INC.


By: /s/  Charles M. Stoehr
     Title: Vice President



AUDIOVOX LATIN AMERICA LTD.


By: /s/  Charles M. Stoehr
     Title: Vice President


AUDIOVOX COMMUNICATIONS CORP.


By: /s/  Charles M. Stoehr
     Title: Secretary



Dated as of August 19, 1997

                                                    SCHEDULE I TO
                                                  NINTH AMENDMENT


                          COMMITMENTS



  Lender                       Commitment*/             Commitment Percentage


The Chase Manhattan Bank      $30,000,000                   31.58%

Fleet Bank, N.A.              $20,000,000                   21.05%

European American Bank        $12,000,000                   12.63%

Mellon Bank, N.A.             $10,000,000                   10.53%

BankBoston                    $11,000,000                   11.58%

The CIT Group/Business
  Credit, Inc.                $12,000,000                   12.63%
_______________________      ______________              ___________
Total                         $95,000,000                  100.00%

                                                        EXHIBIT A
                                               TO NINTH AMENDMENT


                                                   "Schedule 1.1"




                          COMMITMENTS

                 At any time prior to 8/_/97        At any time on or after 8/_/97

                                         Commitment                      Commitment
Bank                     Commitment      Percentage        Commitment    Percentage


The Chase Manhattan
  Bank                    $30,000,000       35.30%         $30,000,000      31.58%

Fleet Bank, N.A.          $20,000,000       23.53%         $20,000,000      21.05%

European American
  Bank                    $10,000,000       11.76%         $12,000,000      12.63%

Mellon Bank, N.A.                  -            -          $10,000,000      10.53%

The First National
  Bank of Boston          $15,000,000       17.65%         $11,000,000      11.58%

The CIT Group/Business
   Credit, Inc.           $10,000,000       11.76%         $12,000,000      12.63%
______________________    _____________  ___________     ______________   ___________
Total                     $85,000,000      100.00%         $95,000,000     100.00%

_______________________________
*/   After giving effect to the increase in the aggregate
     Commitments set forth in Section 2 of the Amendment.